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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 30, 1999


                             PATTERSON ENERGY, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-22664                  75-2504748
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


  4510 LAMESA HIGHWAY, SNYDER, TEXAS                                79549
(Address of principal executive offices)                          (Zip Code)


                                 (915) 573-1104
              (Registrant's telephone number, including area code)


                                    No Change
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

    On April 30, 1999 the Registrant issued the following press release:

                PATTERSON ENERGY, INC. REPORTS FIRST QUARTER 1999
                             RESULTS FROM OPERATIONS


Snyder, Texas, April 30, 1999 --- PATTERSON ENERGY, INC. (NASDAQ: PTEN) today announced the results of its first quarter ended March 31, 1999. The Company generated a Net loss of $3.9 million, or $(0.12) per diluted share which compares to Net income of $4.5 million, or $0.14 per diluted share for the first quarter ended March 31, 1998. Operating revenues for the first three months of 1999 were $26.7 million as compared to $60.8 million for the comparative three-month period in 1998. The decrease is reflective of the significantly reduced commodity prices, particularly that of crude oil, received by the Company during the first quarter of 1999 and the direct impact of such prices on the Company's rig utilization. The Company's rig utilization for the 1999 quarter was 32% as compared to 70% in 1998. Earnings before interest expense, income taxes, depreciation, depletion and amortization (EBITDA) was $2.4 million for the three months ended March 31, 1999 as compared to $14.7 million for the same period in 1998.

Cloyce A. Talbott, Patterson's Chairman and Chief Executive Officer commented, "...the previous three fiscal quarters have proven to be some of the most economically challenging ever faced by the Company. The depressed economic conditions have had a detrimental impact on the Company's earnings and related cash flows. We are confident however, that with a sustained value recovery in the underlying commodity prices the Company will again be able to capitalize on its quality equipment and efficient operation strategies to further enhance the Company's profitability and its return to stockholders. Until such recovery is realized within the industry, the Company will endeavor to implement strategies to preserve its operating cash and control its overhead costs."

Patterson Energy, Inc. a Snyder, Texas based energy company, is one of the leading providers of domestic land-based drilling services to major independent oil and natural gas companies. Patterson currently owns 119 drilling rigs (114 of which are currently operable) and focuses its operations in Texas and southeast New Mexico.


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Statements made in this press release that state the Company's or management's intentions, beliefs, expectations or predictions for the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. In addition to the factors set forth above, other important factors that could cause actual results to differ materially include, but are not limited to, the impact of recent declines in prices of oil and gas on the demand for the Company's services and the risk of any further declines in oil and gas prices that could adversely affect demand for the Company's services, and their associated effect on day rates and rig utilization, industry conditions, integration of acquisitions, demand for oil and gas, and ability to retain management and field personnel. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's report on Form 10-K for the year ended December 31, 1998. Copies of these filings may be obtained by contacting the Company or the SEC.

For further information, contact:
Patterson Energy, Inc.
Cloyce A. Talbott, Chairman and Chief Executive Officer
James C. Brown, Vice-President-Finance and Chief Financial Officer
(915) 573-1104

investrelations@patenergy.com


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                             PATTERSON ENERGY, INC.

INCOME STATEMENT DATA (IN THOUSANDS):
                                                        THREE MONTHS ENDED MARCH 31,
                                                            1998          1999
Operating revenues:
       Drilling                                           $ 54,297      $ 22,457
       Drilling fluids                                       4,269         2,933
       Oil and gas                                           2,185         1,348
                                                            60,751        26,738
Costs and expenses:
       Operating costs                                      43,758        22,886
       Depreciation, depletion
            and amortization                                 6,471         7,086
       General and administrative                            2,661         1,637
                                                            52,890        31,609
Operating income/(loss)                                      7,861        (4,871)

Net gain on sale of assets                                     159            58
Interest income                                                165           100
Interest expense                                              (899)       (1,053)
Other                                                           25            17
Net income (loss) before taxes                               7,311        (5,749)
Income tax (benefit) / expense                               2,778        (1,886)
Net income/(loss)                                         $  4,533      $ (3,863)

Net income/(loss) per common share:
       Primary                                            $   0.14      $  (0.12)
       Diluted                                            $   0.14      $  (0.12)

Weighted average number of common shares outstanding:
       Primary                                              31,566        32,240
       Diluted                                              31,835        32,240


BALANCE SHEET DATA (IN THOUSANDS) :
                                                           DECEMBER 31, 1998     MARCH 31, 1999
       Current assets                                         $ 53,483                 $ 50,187
       Property & equipment, net                               136,677                  136,669
       Total assets                                            236,605                  232,385

       Current liabilities                                      22,952                   22,672
       Notes payable, less current maturities                   47,143                   45,000


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PATTERSON ENERGY, INC.




Date:  May 3, 1999                         By: /s/  James C. Brown
                                               ---------------------------------
                                               James C. Brown
                                               Vice-President-Finance


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